Exhibit 32.2

Certification
Pursuant to Rule18 U.S.C. Section 1350

In connection with the annual report on Form 10-K of GreenSky, Inc. (the “Company”) for the period ended December 31, 2021, as filed with the U.S. Securities and Exchange Commission (the “Report”), I, Andrew Kang, Executive Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 11, 2022	/s/ Andrew Kang
Andrew Kang
Execuive Vice President and Chief Financial Officer